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                                                                    EXHIBIT 99.1

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                     INTERNATIONAL TECHNOLOGY CORPORATION

                   PROXY FOR SPECIAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON            , 1998
             THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
                     INTERNATIONAL TECHNOLOGY CORPORATION

  The undersigned constitutes and appoints ANTHONY J. DELUCA and JAMES G. KIRK, and each of them, attorneys-in-fact and proxies of the undersigned, to represent the undersigned and to vote all shares of capital stock of International Technology Corporation (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at [9:00 a.m.
Eastern time, on         , 1998, at the Double Tree Hotel, located at 1000
Penn Avenue, Pittsburgh, Pennsylvania 15222,] and at any and all adjournments or postponements thereof.

  THIS PROXY WILL BE VOTED AS DIRECTED ON THE REVERSE SIDE OF THIS PROXY CARD. WHEN NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NO. 1. In
                                                      ---
their discretion, the proxy holders are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

  THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF INTERNATIONAL TECHNOLOGY CORPORATION.

    PLEASE COMPLETE, DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN THE
                               ENCLOSED ENVELOPE
                              (See reverse side)

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THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1.     [X] Please mark
                                                                    your votes
                                                                     as shown


1. ISSUANCE OF COMMON STOCK PURSUANT         FOR    AGAINST   ABSTAIN
TO THE  AGREEMENT AND PLAN OF MERGER,        [_]      [_]       [_]
DATED AS OF JANUARY 15, 1998, AMONG OHM
CORPORATION, INTERNATIONAL TECHNOLOGY
CORPORATION AND IT-OHIO, INC.

2. IN THE DISCRETION OF THE PROXYHOLDERS     FOR    AGAINST   ABSTAIN
WITH RESPECT TO ANY OTHER MATTER THAT        [_]      [_]       [_]
MAY PROPERLY COME BEFORE THE SPECIAL
MEETING AND AT ANY ADJOURNMENTS OR
POSTPONEMENTS THEREOF. THE BOARD OF
DIRECTORS IS NOT AWARE OF ANY OTHER MATTERS
THAT WILL BE PRESENTED AT THE SPECIAL MEETING.


WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED RETURN ENVELOPE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

                                           YOU ARE URGED TO MARK, DATE AND
                                           SIGN THE ENCLOSED PROXY AND
                                           RETURN IT IN THE ENCLOSED PREPAID
                                           ENVELOPE AS PROMPTLY AS POSSIBLE.



                                           Signature(s):
                                                        ----------------------

                                           Date:
                                                ------------------------------

                                           Signature(s):
                                                        ----------------------

                                           Date:
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                                           NOTE: Please sign exactly as your
                                           name(s) appears on your stock
                                           certificate(s). If shares of stock
                                           are held of record in the names of
                                           two or more persons or in the name of
                                           husband and wife, whether as joint
                                           tenants or otherwise, both or all of
                                           such persons should sign the proxy.
                                           If shares of stock are held of record
                                           by a corporation, the proxy should be
                                           executed by the president or vice
                                           president and the secretary or
                                           assistant secretary. If shares of
                                           stock are held of record by a
                                           partnership, the proxy should be
                                           executed by a duly authorized officer
                                           of the partnership. Executors,
                                           administrators or other fiduciaries
                                           who execute the above proxy for a
                                           deceased shareholder should give
                                           their full title. Please date this
                                           proxy. Joint owners should each sign.
                                           When signing as attorney, executor,
                                           administrator, trustee or guardian,
                                           please give full title as such.


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